UNITED STATES

SECURITIES AND EXCHANGECOMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

374Water Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

374WATER INC.

701 W Main Street, Suite 410

Durham, NC 27701

SUPPLEMENT TO THE PROXY STATEMENT FILED ON APRIL 29, 2024

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2024

Dear Stockholder,

On April 29, 2024, 374Water Inc. (the “Company,” “we,” us,” or “our”) filed with the U.S. Securities and Exchange Commission (the “SEC”) its definitive proxy statement on Schedule 14A, including the notice of meeting furnished to stockholders of the Company in connection with the Company’s 2024 Annual Meeting to be held on June 13, 2024 (the “Proxy Statement”). This supplement, dated June 3, 2024 (this “Supplement”), to the Proxy Statement is being filed with the SEC and made available to stockholders to, among other things, update the Company’s contact information and certain language regarding voting and voting standards, the use of proxies, and our solicitation efforts, and to make certain other clarifying and conforming changes.  Capitalized terms used but not defined herein have the meanings ascribed thereto in the Proxy Statement.

This Supplement should be read in conjunction with the Proxy Statement. Except as specifically amended by this Supplement, all proposals and information in the Proxy Statement remain unchanged and are incorporated herein by reference. From and after the date of this Supplement, any references in the Proxy Statement to the “proxy statement” are to the Proxy Statement as supplemented hereby.

Revised Text of the Proxy Statement

•	All references to the Company’s phone number should refer to “(440) 609-9677” rather than “(919) 888-8194.”

•	On pages 3 and 4 of the Proxy Statement, in the section titled “About the Annual Meeting,” the paragraphs under the heading “How do I vote my shares?” are hereby revised in their entirety to read as follows:

“If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

o

Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on June 12, 2024.

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Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on June 12, 2024.

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Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (also known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Christian Gannon to serve as proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxy will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxy will vote your shares in accordance with applicable law and his judgment.

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If you hold your shares in “street name,” your bank, broker or other nominee should provide you with a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you fail to complete one or more of the voting instructions on the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.”

•	On page 4 of the Proxy Statement, in the section titled “About the Annual Meeting,” the paragraph under the heading “Who counts the votes?” is hereby revised in its entirety to read as follows:

“All votes will be tabulated by the Corporation’s independent Inspector of Election, First Coast Results, Inc., who will act as the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.”

•	On page 5 of the Proxy Statement, in the section titled “About the Annual Meeting,” the paragraphs under the heading “Can I change my vote?” are hereby revised in their entirety to read as follows:
“Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

o

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

o	Completing and submitting a new valid proxy bearing a later date.

o

Giving written notice of revocation to the Company addressed to Adrienne Anderson, Chief Financial Officer, at the Company’s mailing address of 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717, which notice must be received before 5:00 p.m., Eastern Time, on June 12, 2024.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.”

•	On page 5 of the Proxy Statement, in the section titled “About the Annual Meeting,” the paragraphs under the heading “What votes are required to approve each proposal?” are hereby revised in their entirety to read as follows:

“Assuming the presence of a quorum, with respect to Proposal 1, the plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of the director nominees (i.e., the seven director nominees who receive the most votes will be elected).

Assuming the presence of a quorum, the approval of executive compensation (Proposal 2), the vote on an increase of the number of Common Stock approved and issuable under the Equity Plan (Proposal 3) and the ratification of the independent registered public accounting firm (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal. Please note Proposal 2 and Proposal 4 are requesting non-binding advisory votes.”

•	On page 6 of the Proxy Statement, in the section titled “About the Annual Meeting,” the paragraphs under the heading “How are abstentions and broker non-votes treated?” are hereby revised in their entirety to read as follows:

“Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1). Abstentions will have the same effect as a vote “AGAINST” the advisory vote on executive compensation (Proposal 2), the vote on an increase of the number of shares of common stock authorized and issuable under the Equity Plan (Proposal 3), and the ratification of the appointment of our independent registered public accounting firm (Proposal 4).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of the nominees as directors (Proposal 1), the advisory vote on executive compensation (Proposal 2) and the vote on an increase of the number of shares of common stock authorized and issuable under the Plan (Proposal 3). With respect to the proposal to ratify the appointment of the independent registered public accounting firm (Proposal 4), broker-non-votes are not applicable because such proposal is considered a routine matter and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner.”

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•	On page 6 of the Proxy Statement, in the section titled “About the Annual Meeting,” the paragraph under the heading “What are the solicitation expenses and who pays the cost of this proxy solicitation?” is hereby revised in its entirety to read as follows:

“Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. In connection with our Annual Meeting, we retained D.F. King & Co., Inc. (“D.F. King”), an independent proxy solicitation and advisory firm, to provide strategic advice and assist in soliciting proxies from certain stockholders on behalf of the Company. D.F. King may solicit proxies by telephone, e-mail or other electronic means of communication or in person. The Company has agreed to pay D.F. King a fee of up to $10,000, plus additional fees and expenses, for these services. In addition, the Company has agreed to indemnify D.F. King and certain related persons against certain liabilities relating to or arising out of D.F. King’s performance for these services. All costs of soliciting votes in connection with the Proxy Statement have been, or will be, paid by the Company. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We will use D.F. King and may use officers and employees of the Company to ask for proxies, as described below.”

•	On page 6 of the Proxy Statement, in the section titled “About the Annual Meeting,” the paragraph under the heading “Is this Proxy Statement the only way that proxies are being solicited?” is hereby revised in its entirety to read as follows:

“No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, D.F. King will and officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. D.F. King’s will receive compensation for their efforts, as described above. Our officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.”

•	On page 7 of the Proxy Statement, in the section titled “Proposal 1: Election of Directors,” the third paragraph under the heading “Nominees for Election” is hereby revised in its entirety to read as follows:

“If a quorum is present, the Company Nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The seven Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any Company Nominee is unable to serve or for good cause will not serve, then the proxy may use his discretionary authority to vote for a substitute candidate designated by the Board unless the Board chooses to reduce its size. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.”

•	On page 25 of the Proxy Statement, in the section titled “Proposal 2: Advisory Vote on Executive Compensation,” the paragraph under the heading “Vote Required” is hereby revised in its entirety to read as follows:

“The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.”

•	On page 31 of the Proxy Statement, in the section titled “Proposal 3: Increase of the About of Stock Options Issuable Under the Company’s 2021 Equity Incentive Plan,” the section title is revised to “Proposal 3: Increase of the Number of Shares of Common Stock Authorized and Issuable Under the Company’s 2021 Equity Incentive Plan,” and the paragraph under the heading “Vote Required” is hereby revised in its entirety to read as follows:

“The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting entitled to vote on such proposal is required to approve Proposal 3.”

•	On page 32 of the Proxy Statement, in the section titled “Proposal 4: Ratification of the Appointment of Cherry Bekaert LLP as our Independent Registered Public Accounting Firm for the 2024 Fiscal Year,” the paragraph under the heading “Required Vote and Board Recommendation” is hereby revised in its entirety to read as follows:

“The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting entitled to vote on such proposal is required to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion.”

Important Information

The Company has filed the Proxy Statement with the SEC and has furnished to its stockholders the Proxy Statement in connection with the solicitation of proxies for its 2024 Annual Meeting of Stockholders. The Company advises its stockholders to read the Proxy Statement relating to the 2024 Annual Meeting, as amended and supplemented by this Supplement, because it contains important information. Stockholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov.

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Please note that any proxy card that you requested or that the Company delivered has not changed and may still be used to vote your shares in connection with the Meeting. If you have already submitted your vote, you do not need to take any further action. Information on how to vote your shares and how to change your vote or revoke your proxy is contained in the Proxy Statement. The Company urges stockholders to vote their shares by using one of the methods described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON JUNE 13, 2024

This Supplement, the Notice of Annual Meeting of Stockholders, the Proxy Statement, the Form of Proxy Card and the 2024 Annual Report to Stockholders are available online at www.proxyvote.com (please have the control number found on your Notice of Annual Meeting of Stockholders ready when you visit this website).

374Water Inc.

/s/ Deanna Rene Estes
Name:	Deanna Rene Estes
Title:	Chairperson of the Board of Directors

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